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Exhibit 32.2

Certification of Chief Financial Officer
of Team Financial, Inc. Pursuant to 18 U.S.C. §1350,
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 I, Michael L. Gibson, certify that:

In connection with the Annual Report on Form 10-K of Team Financial, Inc. (the Company) for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael L. Gibson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL L. GIBSON
Name:	Michael L. Gibson
Title:	Chief Financial Officer
Date:	March 30, 2004

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  Exhibit 32.2
Certification of Chief Financial Officer of Team Financial, Inc. Pursuant to 18 U.S.C. §1350, Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002